SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 2, 2013 (December 2, 2013)

National Health Investors, Inc.
(Exact name of Registrant as specified in its charter)

Maryland	001-10822	62-1470956
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification Number)

222 Robert Rose Drive Murfreesboro, TN 37129
(Address of principal executive offices)

(615) 890-9100
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 8.01.   Other Events.

On December 2, 2013, National Health Investors issued a press release announcing its dividend for the fourth quarter of 2013, payable on January 31, 2014, for shareholders of record as of December 31, 2013.

The press release is attached to this Current Report as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

A list of exhibits filed herewith is contained on the Exhibit Index and is incorporated herein by reference.

Exhibit Index
Number	Exhibit
99.1	HTML version of press release issued December 2, 2013 titled "NHI Announces Fourth Quarter Dividend."
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NATIONAL HEALTH INVESTORS, INC.
By: /s/Roger R. Hopkins Name: Roger R. Hopkins Title: Principal Accounting Officer

Date:	December 2, 2013